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                                                                   Exhibit 10.36

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is made and entered into this 28th day of December, 2005 by and between Dynamics Research Corporation, a Massachusetts corporation ("Seller") and Direct Invest Property Acquisition, L.L.C., a Delaware limited liability company ("Buyer").

                                    RECITALS

     A. Seller and Buyer entered into that certain Purchase and Sale Agreement, dated November 18, 2005 (the "Agreement"), regarding the sale of certain real property located at 60 Frontage Road, Andover, Massachusetts, and more particularly described in the Agreement; and

     B. Seller and Buyer desire to extend and restate the closing date of the transaction contemplated under the Agreement and to acknowledge the assignment of Buyer's right, title and interest to and under the Agreement to Direct Invest
- 60 Frontage, LLC ("Assignee").

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree to amend and modify the Agreement, as follows:

     1. RECITALS; DEFINED TERMS. The foregoing Recitals are hereby incorporated by this reference and made a substantive part hereof. Any capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

     2. AMENDMENT. Seller and Buyer hereby agree to change the Closing Date from December 19, 2005 to December 28, 2005 and Section 7(a) of the Agreement is hereby amended by deleting the second (2nd) and third (3rd) sentences of Section 7(a) and substituting the following in lieu thereof:

          "The "CLOSING DATE" shall be December 28, 2005."

     3. ASSIGNMENT TO ASSIGNEE. Seller and Buyer hereby agree that Buyer has assigned and Assignee has assumed Buyer's right, title and interest to and under the Agreement. At the Closing, Seller shall comply with Seller's obligations under the Agreement and Assignee shall comply with Buyer's obligations under the Agreement.

     4. BINDING EFFECT. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, including but not limited to Assignee.

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     5. CONFLICTS. In the event any provision of this Amendment conflicts with a provision of the Agreement, such provision of this Amendment shall govern and control for all purposes and in all respects.

     6. RATIFICATION. Except as expressly modified hereby, the Agreement remains unmodified and in full force and effect, and the Agreement is hereby ratified and confirmed for all purposes and in all respects.

     7. COUNTERPARTS. This Amendment may be executed in multiple counterpart copies, all of which constitute a single document, and may be delivered by facsimile transmission.

                      [Signatures Appear on Following Page]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Purchase and Sale Agreement as of the date first above written.

                                        SELLER:

                                        DYNAMICS RESEARCH CORPORATION,
                                        a Massachusetts corporation


                                        By: /s/ James P. Regan
                                            ------------------------------------
                                        Name: James P. Regan
                                        Title: President


                                        BUYER:

                                        DIRECT INVEST PROPERTY ACQUISITION,
                                        L.L.C., a Delaware limited liability
                                        company


                                        By: /s/ William F. Rand, III
                                            ------------------------------------
                                        Name: William F. Rand, III
                                              ----------------------------------
                                        Title: Manager
                                               ---------------------------------

           Signature Page to Amendment to Purchase and Sale Agreement

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ACKNOWLEDGED:

ASSIGNEE:

DIRECT INVEST - 60 FRONTAGE, LLC,
a Delaware limited liability company


By: /s/ Robert Licht
    ---------------------------------
Name: Robert Licht
      -------------------------------
Title: Authorized Signatory
       ------------------------------

           Signature Page to Amendment to Purchase and Sale Agreement